EXHIBIT 10.1

                            SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this "Agreement"), effective as of September 17, 2009 (the "Effective Date"), is entered into by and between InoLife Technologies, Inc., a corporation formed under the laws of the State of New York ("Buyer"), InoVet, Ltd., a corporation formed under the laws of Delaware (the "Company"), and the shareholders of the Company, Gary Berthold and Sharon Berthold (collectively, the "Shareholders").

WHEREAS the Shareholders are the registered and beneficial owners of all of the issued and outstanding shares of common stock of the Company (the "Shares");

WHEREAS Buyer is a publicly trading company, whose stock currently trades on the on the Over-the-Counter Bulletin Board under the symbol "NXXN.OB";

WHEREAS subject to approval by the respective Board of Directors, Buyer desires to acquire one hundred percent (100%) of the total issued and outstanding Shares in exchange for 10,000,000 shares of the common stock, par value $0.01, of Buyer representing 100% of the total issued and outstanding shares of Buyer (the "Buyer Shares");

WHEREAS Buyer desires to acquire the Company in exchange for all of the issued and outstanding shares of the Company resulting in the Company becoming a wholly-owned subsidiary of Buyer in a tax-free exchange;

WHEREAS, the parties to this Agreement have agreed to the share exchange subject to the terms and conditions set forth below.

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the mutual premises and the mutual covenants and agreements contained herein, the parties covenant and agree each with the other as follows:

                                    ARTICLE I
                                EXCHANGE OF STOCK

Section 1.01. EXCHANGE. Upon the terms and subject to the conditions of this Agreement, the Shareholders agree to exchange the Shares for the Buyer Shares and Buyer agrees to issue to the Shareholders 10,000,000 Buyer Shares. The parties intend that the share exchange shall qualify as a tax free reorganization under Section 368 of the Internal Revenue Code. However, Buyer makes no representations or warranties regarding the qualification of the share exchange as "tax free". Buyer shall cooperate with the Company in executing any reasonably necessary documents to qualify the share exchange as tax free.

Section 1.02. DELIVERY OF STOCK. (a) Upon the execution hereof, the Shareholders shall deliver to Buyer all of the stock certificates representing the total issued and outstanding Shares, duly endorsed in blank;

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(b) Upon  execution  hereof,  Buyer  shall  deliver  to the  Shareholders  stock certificates representing the Buyer Shares in the names and denominations as set forth on Exhibit A hereto.


                                   ARTICLE II
       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS

Section 2.01. ORGANIZATION, STANDING AND AUTHORITY; FOREIGN QUALIFICATION. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware with all requisite power and authority to enter into, and perform the obligations under this Agreement. The Company has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted.

         (b) The Company is duly qualified or otherwise authorized as a corporation to transact business and is in good standing in each jurisdiction as necessary to conduct business as required by law. The Company does not file any franchise, income or other tax returns in any other jurisdiction other than the State of Delaware, based upon the ownership or use of property therein or the derivation of income there from.

Section 2.02. CAPITALIZATION. The authorized capital of the Company consists of 75,000,000 shares of common stock, par value $.0001 per share, A total of 50,000,000 shares of common stock are issued and outstanding. There are also 1,000,000 shares of preferred stock with a par value of $0.0001 per share. The Shares are the only class of the Company's capital stock that is outstanding. All of the outstanding Shares are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights.

Section 2.03. CERTIFICATE OF INCORPORATION AND BY-LAWS. The Company has heretofore delivered to Buyer true, correct and complete copies of its Certificate of Incorporation or other documentation evidencing a corporation and By-laws. The minute books of the Company accurately reflect all actions taken at all meetings and consents in lieu of meetings of its stockholders, and all actions taken at all meetings and consents in lieu of meetings of its boards of directors and all committees.

Section 2.04. EXECUTION AND DELIVERY. This Agreement has been duly executed and delivered by each Shareholder and each constitutes the valid and binding agreement of each Shareholder enforceable against such Shareholder in accordance with its terms.

Section 2.05. CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof do not require any Shareholder to obtain any consent, approval or action of, or make any filing with or give any notice to, any person or entity.

Section 2.06. NO CONFLICT. The execution, delivery and performance of each of this Agreement and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not
(a) violate any provisions of the Certificate of Incorporation, By-laws or organizational document of the Company; (b) violate, conflict with or result in any modification of the effect of, otherwise give any other contracting party

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the right to terminate,  or constitute (or with notice or lapse of time or both, constitute) a default under, and contract to which any Shareholder or the Company is a party to by or to which any of them or any of their respective assets or properties may be bound or subject; (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon any Shareholder or the Company or upon the Shares or the properties or business of the Company; (d) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to any Shareholder or the Company; or (e) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit.

Section 2.07. TITLE TO STOCK. Each Shareholder has valid title to their respective portion of the Shares free and clear of all liens or encumbrances, including, without limitation, any community property claim. Upon delivery of the Shares to be made on the Closing, Buyer shall acquire good and marketable title thereto, free and clear of any lien, including, without limitation, any community property claim.

Section 2.08. OPTIONS OR OTHER RIGHTS. (a) There are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options, contracts or other agreements of any kind to purchase or otherwise to receive from any Shareholder or from the Company any of the outstanding, unauthorized or treasury shares of the Shares; and (b) there is no outstanding security of any kind convertible into any security of the Company, and, there is no outstanding contract or other agreement to purchase, redeem or otherwise acquire any of the Shares.

Section 2.09. MATERIAL INFORMATION. This Agreement, the financial statements of the Company and all other information provided in writing by the Shareholders or the Company or representatives thereof to Buyer, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement contained herein or therein not misleading. There are no facts or conditions, which have not been disclosed to Buyer in writing which, individually or in the aggregate, could have a material adverse effect on Buyer or a material adverse effect on the ability of any Shareholder to perform any of his or her obligations pursuant to this Agreement.

Section 2.10. FINANCIAL STATEMENTS. The Company has or will have prior to the Closing furnished to Buyer certain financial statements of the Company as set forth in Section 4.11 hereof (the "Financial Statements"). The Financial Statements shall be true, correct and complete in all material respects and fairly present the financial condition of the Company and the results of its operations for the period then ended and shall be prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

Section 2.11. ABSENCE OF CERTAIN CHANGES. Since the date of the Financial Statements, there has been no event, change or development which could have a material adverse effect on the Company.

Section 2.12. UNDISCLOSED LIABILITIES. Except as reflected or reserved against in the Financial Statements, as of and for the period reflected therein, the Company was not on that date subject to, and since that date the Company has not incurred, any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or un liquidated, secured or unsecured, accrued, absolute, contingent or otherwise, of a kind required by generally accepted accounting principles to

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be reflected or reserved against on a financial statement ("Liabilities"), which individually or in the aggregate exceeds $10,000.

Section 2.13. OPERATIONS OF THE COMPANY. Except as contemplated by this Agreement, since the date of the Financial Statements, the Company has not: (a) amended its Certificate of Incorporation or By-laws or merged with or into or consolidated with any other person or entity, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business; (b) issued, reserved for issuance, sold or redeemed, repurchased or otherwise acquired, or issued options or rights to subscribe to, or entered into any contract or commitment to issue, sell or redeem, repurchase or otherwise acquire, any shares of its capital stock or any bonds, notes, debentures or other evidence or indebtedness; (c) incurred any indebtedness for borrowed money or incurred or assumed any other liability in excess of $10,000 in any one case (or, in the aggregate, in the case of any related series of occurrences) or $25,000 in the aggregate; (d) declared or paid any dividends or declared or made any other distributions of any kind to its stockholders; (e) made any change in its accounting methods or practices or made any change in depreciation or amortization policies, except as required by law or generally accepted accounting principles; (f) made any loan or advance to any of its stockholders or to any of its directors, officers or employees, consultants, agents or other representatives, or made any other loan or advance, otherwise than in the ordinary course of business; (g) entered into any lease (as lessor or lessee) under which the Company is obligated to make or would receive payments in any one year of $10,000 or more; sold, abandoned or made any other disposition of any of its assets or properties; granted or suffered any lien on any of its assets or properties; entered into or amended any contracts to which it is a party, or by or to which it or its assets or properties are bound or subject;
(h) made any acquisition of all or a substantial part of the assets, properties, securities or business of any other person or entity; (i) paid, directly or indirectly, any of its material liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;
(j) terminated or failed to renew, or received any written threat (that was no subsequently withdrawn) to terminate or fail to renew, any contract that is or was material to the assets, liabilities, business, property, operations, prospects, results of operations or condition (financial or otherwise of the Company); or (k) entered into any other contract or other transaction that materially increases the Liabilities of the Company.

Section 2.14 COMPLIANCE WITH LAWS. The Company is not in violation of any applicable order, judgment, injunction, award or decree nor is it in violation of any Federal, provincial, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator, other than those violations which, in the aggregate, would not have a material adverse effect on the Company, neither the Company nor any Shareholder has received written notice that any violation is being alleged.

Section 2.15. ACTIONS AND PROCEEDINGS. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company, or against or involving any of the Shares. There are no actions, suits or claims or legal, regulatory, administrative or arbitration proceedings pending or, to the knowledge of any of the Shareholders threatened against or involving the Company.

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Section  2.16.  CONTRACTS.  (a)  Schedule  2.16 sets forth all of the  contracts hereinafter in this Section 2.16 referred to, to which the Company is a party or by or to which the Company or its assets or properties are bound or subject:

         (i) Contracts with any current or former officer, director, employee, consultant, agent or other representative having more than three months to run from the date hereof or providing for an obligation to pay and/or accrue compensation of $10,000 or more per annum, or providing for the payment of fees or other consideration in excess of $10,000 in the aggregate to any officer or director of the Company, or to any other entity in which the Company has an interest;
         (ii) Contracts for the purchase or sale of equipment or services that contain an escalation, renegotiation or predetermination clause or that can be cancelled without liability, premium or penalty only on ninety days' or more notice;
         (iii) Contract for the sale of any of its assets or properties or for the grant to any person of any preferential rights to purchase any of its or their assets or properties;
         (iv) Contracts (including with limitation, leases of real property) calling for an aggregate purchase price or payments in any one year of more than $10,000 in any one case (or in the aggregate, in the case of any related series of contracts);
         (v)    Contracts  relating  to the  acquisition  by the  Company of any operating business of, or the disposition of any operating business by, any other person;
         (vi) executor Contracts relating to the disposition or acquisition of any investment or of any interest in any person; (vii) Contracts under which it agrees to indemnify any party, other than in the ordinary course of business or in amounts not in excess of $10,000, or to share tax liability of any party;
         (viii) Contracts containing covenants of the Company not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with in any line of business or in any geographical area;
         (ix)   Contracts relating to the making of any loan by the Company;
         (x) Contracts relating to the borrowing of money by the Company or the direct or indirect guaranty by the Company of any obligation for, or an agreement by the Company to service, the repayment of borrowed money, or any other contingent obligations in respect of indebtedness of any other person, including, without limitation, (a) any contract relating to the maintenance of balances, (b) any contract with respect to lines of credit, (c) any contract to advance or supply funds to any other person other than in the ordinary course of business, (d) any contract to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered, (e) any keep-well, make-whole or maintenance of working capital or earnings or similar contract, or (f) any guaranty with respect to any lease or other similar periodic payments to be made by any other person;
         (xi) Contracts for or relating to computers, computer equipment, computer software or computer services; and (xii) any other material contract whether or not made in the ordinary course of business.

         (b) There have been delivered or made available to Buyer true, correct and complete copies of each of the contracts. Each such contract is valid, subsisting, in full force and effect and binding upon the parties thereto in

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accordance  with its terms,  and neither  the  Company nor any of the  Company's other affiliates, as the case may be, is in default in any respect under any of them.

Section 2.17 INTELLECTUAL PROPERTY. All patents and other intellectual property, including all inventions, designs, models, processes, and applications for patents owned or used by the Company or in which or to which it has any rights, licenses or immunities are described and set forth with particularity in
Schedule 2.17 along with information as to the Company's ownership thereof or licenses, rights or immunities therein and registrations thereof. The Company has not infringed on, misappropriated or otherwise conflicted with and is not now infringing on, misappropriating or otherwise conflicting with any patent or other intellectual property right belonging to any person. The Company is not a party to any license agreement or arrangement, whether or licensee, licensor or otherwise, with respect to any patent, application for patent, invention, design, model, process, trade secret or formula not set forth in Schedule 2.17. To the Shareholders' knowledge, the Company has the right and authority to use all patents, applications for patents, inventions, trade secrets, processes, models, designs, formulas and other intellectual property rights as are necessary to enable it to conduct and to continue to conduct all phases of the Company's business in the manner presently conducted and such use does not and will not conflict with, infringe on or misappropriate any patent or other rights of any person.

Section 2.18. LIENS. The Company has marketable title to all of its assets and properties free and clear of any lien.

Section 2.19. OFFICERS, DIRECTORS AND KEY EMPLOYEES. The Company does not have any contract or agreement with any of its officers, directors, employees or consultants whose annual salary equals or exceeds $25,000 or who received or has accrued in respect of such period a bonus equal to or in excess of $5,000; and the Company does not have any commitments or contracts to increase the wages or to modify the condition or terms of employment or consultancy of any of the employees or consultants of the Company, including the aggregate cost to the Company of all such commitments or contracts.

Section 2.20. BROKERAGE. No brokerage fees are to be paid in relation to this transaction.


                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Shareholders as follows:

Section 3.01. ORGANIZATION, STANDING AND AUTHORITY OF BUYER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own or lease its assets as now owned or leased by it and to otherwise conduct its business. All corporate proceedings required by law or by the provisions of this Agreement to be taken by Buyer on or before the Closing in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been or will be duly and validly taken.

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Section 3.02.  EXECUTION AND DELIVERY.  This Agreement has been duly authorized, executed and delivered by Buyer and constitutes the valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

Section 3.03. CONSENTS AND APPROVALS. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby do not require Buyer to obtain any consent, approval or action of, or make any filing with or give any notice to, any person.

Section 3.04. NO CONFLICT. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof will not: (a) violate any provision of the Certificate of Incorporation, By-laws or other organizational document of Buyer; (b) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract to which Buyer is a party or by or to which its assets or properties may be bound or subject;
(c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon Buyer or upon the securities, assets or business of Buyer; or (d) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Buyer or to the securities, properties or business of Buyer.

Section 3.05. CAPITALIZATION. The capital of Buyer is as set forth in Buyer's public securities laws filings.

Section 3.06. BROKERAGE. No broker or finder has acted, directly or indirectly, for Buyer, nor has Buyer incurred any obligation to pay any brokerage, finder's fee or other commission in connection with the transactions contemplated by this Agreement.

Section 3.07. CERTIFICATE OF INCORPORATION AND BY-LAWS. Buyer has heretofore delivered to the Company and the Shareholders true, correct and complete copies of the Certificate of Incorporation and By-laws or comparable instruments of Buyer.

Section 3.08. STATUS OF BUYER SHARES. Upon consummation of the transactions contemplated by this Agreement, the Buyer Shares to be issued to the Shareholders, when issued and delivered, will be free of any and all liens, claims or encumbrances.

Section 3.09 NO BANKRUPTCY. Neither Buyer nor its assets are the subject of any proceeding involving either a voluntary or an involuntary bankruptcy, insolvency or receivership.

Section 3.10 CONTRACTS AND COMMITMENTS. All agreements which materially affect Buyer to which Buyer is a party or by which Buyer or any of its property is bound which exist as of the date of execution of this Agreement have been reviewed by the parties and Buyer is not in default with respect to any material term or condition of any such contract, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default hereunder.

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Section 3.11 COMPLIANCE  WITH LAWS. To its knowledge,  Buyer is not in violation of any applicable order, judgment, injunction, award or decree nor is it in violation of any Federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator, other than those violations which, in the aggregate, would not have a material adverse effect on Buyer and Buyer has not received written notice that any violation is being alleged.

Section 3.12 STOP TRADE ORDERS. To Buyer's knowledge, there are no pending, and there have never been any, stop trade orders issued against Buyer or any of its directors or officers or those of any affiliates of Buyer by any securities regulatory authority in the United States.

Section 3.13 REGULATORY INVESTIGATIONS. To Buyer's knowledge, there are no investigations or inquiries pending against Buyer or its directors or officers by any stock exchange, securities regulatory authority, taxing authority or any other governmental department or agency.

Section 3.14 CORPORATE RECORDS. All of the minute books and corporate and financial records of Buyer are, or prior to the Closing will be made available for review. In the event of the absence of a complete minute book, representation and warranty by the board of directors shall take precedence over the minute book and shall be incorporated to the minute book.


                                   ARTICLE IV
                            COVENANTS AND AGREEMENTS

The Shareholders, the Company and Buyer covenant and agree as follows:

Section 4.01. CORPORATE EXAMINATIONS AND INVESTIGATIONS. Prior to the Closing, Buyer shall be entitled, through its employees and representatives, to make such investigation of the assets, liabilities, properties, business and operations of the Company, and such examination of the books, records, tax returns, results of operations and financial condition of the Company, as Buyer wishes. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances and the Shareholders and the Company and the employees and representatives of Buyer, including without limitation, their counsel and independent public accountants, shall cooperate fully with such representatives in connection with such review and examination.

Section 4.02. FURTHER ASSURANCES. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing as promptly as practicable.

Section 4.03. DELIVERY OF FINANCIAL STATEMENTS. (a) On or before the Closing, the Shareholders shall cause the Company to provide the following financial statements to Buyer, which shall collectively be referred to as the "Financial Statements".

         (i) Unaudited balance sheets as of the end of each of the two most recent fiscal years or such shorter period as the Company (including its predecessors) has been in existence;


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         (ii) Unaudited statements of income and cash flow for each of the three fiscal years preceding the date of the unaudited balance sheet referred to in (1) above or such shorter period as the Company (including its predecessors) has been in existence;

(b) The unaudited financial statements referred to in (a)(i) and (a)(ii) above shall be prepared by an independent certified public accountants or independent chartered accountants that have been duly registered and in good standing. The interim financial statements referred to in (a)(iii) and (a)(vi) above may be unaudited.

Section 4.04 PUBLIC ANNOUNCEMENTS. Except as required by any applicable law, rule or regulation, prior to the Closing, the Company shall not issue nor permit to be issued any press release or otherwise make or permit to be made any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of Buyer.


                                    ARTICLE V
            CONDITIONS PRECEDENT TO THE OBLIGATION OF BUYER TO CLOSE

The obligation of Buyer to enter into and complete the Closing is subject, at Buyer's option acting in accordance with the provisions of this Agreement with respect to the termination hereof, to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived by it, to the extent permitted by law.

Section 5.01. REPRESENTATIONS AND COVENANTS. The representations and warranties of the Shareholders contained in this Agreement shall be true and correct on and as of the Closing with the same force and effect as though made on and as of the Closing, except that any of such representations and warranties that are give as of a particular date and relate solely to a particular date or period shall be true as of such date or period. The Shareholders shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Closing. The Shareholders shall have delivered to Buyer a certificate dated the Closing, and signed by each Shareholder to the foregoing effect.

Section 5.02. GOVERNMENTAL PERMITS AND APPROVALS. All approvals, authorizations, consents, permits and licenses from governmental and regulatory bodies required for the transactions contemplated by this Agreement and to permit the business currently carried on by the Company to continue to be carried on by the Company substantially in the same manner immediately following the Closing shall have been obtained and shall be in full force and effect and without conditions or limitations reasonably unacceptable to Buyer, and Buyer shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations, consents, permits and licenses. There shall not have been any action taken by any court, governmental or regulatory body then prohibiting or making illegal on the Closing the transactions contemplated by this Agreement.

Section 5.03. THIRD PARTY CONSENTS. All consents, permits and approvals from parties to contracts with the Company that may be required in connections with the performance by the Shareholders of their obligations under this Agreement or the continuance of such contracts with the Company in full force and effect after the Closing shall have been obtained.

Section 5.04. LITIGATION. No action, suit or proceeding shall have been instituted and be continuing or be threatened by any person to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages in connection with such transactions, or that has or could have a material adverse effect on the Company.

Section 5.05 NO CHANGE IN CAPITALIZATION. On the Closing, the capitalization of the Company shall be as represented in Section 2.02.

Section 5.06. BOARD AND SHAREHOLDER APPROVAL. Prior to the Closing, the Company will obtain from its Board of Directors and the Shareholders approval of this Agreement and the transactions contemplated hereby.


                                   ARTICLE VI
                    CONDITIONS PRECEDENT TO THE OBLIGATION OF
                            THE SHAREHOLDERS TO CLOSE

The obligation of the Shareholders to enter into and complete the Closing is subject, at the Shareholder's option acting in accordance with the provisions of this Agreement with respect to the termination hereof, to the fulfillment on or prior to the Closing of the following conditions, any one or more of which may be waived by it, to the extent permitted by law.

Section 6.01. REPRESENTATIONS AND COVENANTS. The representations and warranties of Buyer contained in this Agreement shall be true and correct on and as of the Closing with the same force and effect as though made on and as of the Closing, except that any of such representations and warranties that are give as of a particular date and relate solely to a particular date or period shall be true as of such date or period. Buyer shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Closing. Buyer shall have delivered to the Shareholders a certificate dated the Closing, and signed by an appropriate officer of Buyer to the foregoing effect.

Section 6.02. NO CHANGE IN CAPITALIZATION. On the Closing, the capitalization of Buyer shall be as represented in Section 3.05 hereof.

Section 6.03. FILING OF PERIODIC REPORTS. Buyer is current with respect to the filings required to be made by Buyer pursuant to the Securities Exchange Act of 1934 and the rules and regulations of promulgated thereunder and the rules and regulations of the Securities and Exchange Commission.

Section 6.04. QUOTATION ON OVER-THE-COUNTER BULLETIN BOARD. Buyer is trading on the Over-the-Counter Bulletin Board under the ticker symbol NXXN.OB.

Section 6.05. BOARD APPROVAL. Prior to the Closing, Buyer shall obtain the approval of its Board of Directors of this Agreement and the transactions contemplated hereby.

                                   ARTICLE VII
                          SURVIVAL AND INDEMNIFICATION

Section 7.01 INDEMNIFICATION BY SHAREHOLDERS. The Shareholders, jointly and severally, will indemnify Buyer, its affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives against, and hold them harmless from, any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such indemnified party to the extent arising from (i) any breach of any representation or warranty of the Company or any of the Shareholders which survives the Closing, and (ii) any breach of any covenant of the Company and/or the Shareholders contained in this Agreement which requires performance after the Closing Date.

Section 7.02 INDEMNIFICATION BY BUYER. Buyer will indemnify the Shareholders, and each of their agents and representatives against, and hold them harmless from, any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such indemnified party to the extent arising from (i) any breach of any representation or warranty of Buyer which survives the Closing, and (ii) any breach of any covenant of Buyer contained in this Agreement which requires performance after the Closing Date; provided, however, that Buyer shall not have any liability under clause (i) above unless the aggregate of all losses, liabilities, costs and expenses relating thereto for which Buyer would but for this proviso be liable exceeds on a cumulative basis an amount equal to $5,000, and provided further, however, that Buyer's liability shall in no event exceed the Purchase Price.

Section 7.03 LIMITATIONS OF LIABILITY; COOPERATION. (a) Notwithstanding any provision herein, none of the parties hereto shall in any event be liable to the other parties to this Agreement or to such other parties' affiliates, officers, directors, employees, stockholders, agents or representatives on account of any indemnity obligation set forth in this Article VII for any indirect, consequential, special, incidental or punitive damages (including, but not limited to, lost profits, loss of use, damage to goodwill or loss of business).

         (b) The parties hereto acknowledge and agree that their sole and exclusive remedy with respect to any and all claims relating to this Agreement, the transactions contemplated hereby, and the Assets (other than claims of, or causes of action arising from, fraud) shall be pursuant to the indemnification provisions set forth in this Article VII. In furtherance of the foregoing, the parties hereto hereby waive, from and after the Closing, to the fullest extend permitted under applicable Law, any and all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) which it may have against any of the other parties hereto and such parties' affiliates arising under or based upon any federal, state, local or foreign statute, law, ordinance, rule or regulation or otherwise (except pursuant to the indemnification provisions set forth in this Article VII).

         (c) The parties shall cooperate with each other with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder including by making commercially reasonable efforts to mitigate or resolve any such claim or liability.

Section 7.04 TERMINATION OF INDEMNIFICATION. The obligations to indemnify and hold harmless a party hereto (a) pursuant to Sections 7.01(i) or 7.02(ii) (i.e. on account of a breach of a representation or warranty), shall terminate eighteen (18) months after the date hereof; provided, however that those pursuant to Section 2.07 and 3.08 shall survive indefinitely, and (b) pursuant to any other clause(s) of Section 7.01 or 7.02 shall not terminate; provided, however, that as to clause (a) of this Section 7.04, such obligation to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified or the related party thereto shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim to the indemnifying party).


                                  ARTICLE VIII
                                  MISCELLANEOUS

Section 8.01 TIMING. Time is of the essence of this Agreement and each party hereto agrees and covenants to use their reasonably best efforts to complete the transactions contemplated hereby in a timely manner.

Section 8.02 ADDITIONAL DOCUMENTATION. The parties will execute and deliver such further documents and instruments and do all such acts and things as may be reasonably necessary or requisite to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement.

Section 8.03 MERGER; ASSIGNMENT. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) is not intended to confer upon any other persons any rights or remedies hereunder, except as hereinafter provided; (c) shall be binding on the parties hereto and their respective permitted heirs, executors, personal representatives, successors and assigns, provided that this Agreement may not be assigned by any party hereto without the prior written consent of all parties to this Agreement.

Section 8.04 EXECUTION IN COUNTERPARTS. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument, and may be executed via facsimile transmission or electronic signature, and facsimile transmissions and of signed Agreements or electronic signatures shall be regarded and accepted as if they bore original signatures.

Section 8.05 EXPENSES. Each party will pay its legal expenses incurred in connection with the transactions contemplated hereby, whether or not such transactions are consummated.

Section 8.06 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of law.

                            [signature page follows]

IN WITNESS WHEREOF the parties hereto have set their hand and seal as of the day and year first above written.

                                           INOVET, LTD


Date: September 17, 2009                   By: /s/ GARY BETHOLD
                                           _____________________________________

                                           Title: PRESIDENT
                                           _____________________________________


Date: September 17, 2009                   /s/ GARY BETHOLD
                                           _____________________________________
                                               Gary Berthold



Date: September 17, 2009                   /s/ SHARON BERTHOLD
                                           _____________________________________

                                               Sharon Berthold

                                           INOLIFE TECHNOLOGIES, INC.


Date: September 17, 2009                   By: /s/ GARY BERTHOLD
                                           _____________________________________

                                           Title: PRESIDENT/CEO
                                           _____________________________________